EXECUTION VERSION FOURTEENTH AMENDMENT AGREEMENT This FOURTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of March _5_, 2025 (this “Amendment”) by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the “Borrower”) and UBS AG, STAMFORD BRANCH (the “Issuing Lender”) amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 as amended on October 27, 2017, October 30, 2018, May 7, 2019, October 16, 2019, October 30, 2019, October 29, 2020, October 28, 2021, October 27, 2022, July 5, 2023, October 26, 2023, November 24, 2023, January 30, 2024 and October 10, 2024 (the “Reimbursement Agreement”), as in effect on the date hereof. WITNESSETH: WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein; WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows: § 1 Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement. § 2 Amendments. (a) Section 1.01 (Defined Terms) of the Reimbursement Agreement is hereby amended by adding the following definitions (in alphabetical order) therein: ““ATV GMV” means the sum of (i) ATV Long Market Value plus (ii) the absolute value of ATV Short Market Value. “ATV Long Market Value” means, with respect to ATV, the aggregate market value of long positions (exclusive of Excluded Positions) traded by ATV corresponding to the Collateral Fund's direct and indirect investments in ATV, which shall be computed using the then-current market value of such positions as determined by the Calculation Agent in good faith and in a commercially reasonable manner. “ATV Short Market Value” means, with respect to ATV, the aggregate market value of short positions (exclusive of Excluded Positions) traded by ATV corresponding to the Collateral Fund's direct and indirect investments in ATV, which shall be computed using the then-current market value of such positions as determined by the Calculation Agent in good faith and in a commercially reasonable manner. “ATV Strategy Allocation” means that share of the Collateral Fund's capital invested directly or indirectly in ATV plus that portion of cash and Cash Equivalents held at the Collateral Fund allocated to ATV.” Exhibit 10.18.14

2 ““HTV Strategy Allocation” means that share of the Collateral Fund's capital invested directly or indirectly in HTV plus that portion of cash and Cash Equivalents held at the Collateral Fund allocated to HTV.” ““KTV Strategy Allocation” means that share of the Collateral Fund's capital invested directly or indirectly in KTV plus that portion of cash and Cash Equivalents held at the Collateral Fund allocated to KTV.” ““NTV Strategy Allocation” means that share of the Collateral Fund's capital invested directly or indirectly in NTV plus that portion of cash and Cash Equivalents held at the Collateral Fund allocated to NTV.” (b) The definition of “Early Prepayment Event” in Section 1.01 (Defined Terms) of the Reimbursement Agreement is hereby amended by: (i) deleting subparagraph (ii) thereof in its entirety and replacing it with the following: “(ii) as of the end of any Business Day, either: (A) the ratio of STV GMV to the STV Strategy Allocation is greater than 13.00:1.00; (B) the ratio of ESTV GMV to the ESTV Strategy Allocation is greater than 13.00:1.00; (C) the FTV Margin-to-Equity Ratio is greater than 75%; or (D) the ratio of ATV GMV to the ATV Strategy Allocation is greater than 8.00:1.00;” (ii) deleting subparagraph (iii) thereof in its entirety and replacing it with the following: “(iii) the Collateral Fund's (A) sum of (x) STV Strategy Allocation plus (y) ESTV Strategy Allocation plus (z) ATV Strategy Allocation, is less than 65% or greater than 75%; and/or (B) sum of (w) FTV Strategy Allocation plus (x) HTV Strategy Allocation plus (y) KTV Strategy Allocation plus (z) NTV Strategy Allocation, is less than 25% or greater than 35%; and/or (C) ATV Strategy Allocation is greater than 20%; in each case as of any date of measurement by the Administrator, and is not cured by the scheduled date of delivery of the Administrator's report under Section 5.01(a)(v);” (c) The definition of “Strategy Fund” in Section 1.01 (Defined Terms) of the Reimbursement Agreement is hereby deleted in its entirety and replaced with the following: ““Strategy Fund” means each of Two Sigma Spectrum Portfolio, LLC ("STV"), Two Sigma Futures Portfolio, LLC ("FTV"), Two Sigma Equity Spectrum Portfolio, LLC ("ESTV"), Two Sigma Horizon Portfolio, LLC ("HTV"), Two Sigma Navigator Portfolio, LLC ("NTV"), Two Sigma Absolute Return Portfolio, LLC ("ATV") and Two Sigma Kuiper Portfolio, LLC ("KTV").” (d) The definition of “ESTV Strategy Allocation” in Section 1.01 (Defined Terms) of the Reimbursement Agreement is hereby deleted in its entirety and replaced with the following: ““ESTV Strategy Allocation” means that share of the Collateral Fund's capital invested directly or indirectly in ESTV plus that portion of cash and Cash Equivalents held at the Collateral Fund allocated to ESTV.” (e) Annex A (Investment Guidelines) of the Reimbursement Agreement is hereby deleted in its entirety and replaced with the form attached as Exhibit A hereto.

3 § 3 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements: (a) Executed Documents – The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto. (b) Officer’s Certificate – The Issuing Lender shall have received a certificate dated as of the date of this Amendment and signed by a Responsible Officer of the Borrower confirming that (a) at the time of and immediately after giving effect to this Amendment the representations and warranties of the Issuer made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof, (b) there have been no material changes to the documents attached to the officer’s certificate of the secretary of the Borrower dated January 2, 2014 (other than the Second Amendment and Restatement to the Bye-Laws of the Borrower dated November 4, 2014), and (c) at the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 4 Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. § 5 Effective Date. This Amendment shall become effective as of March _5_, 2025 (the “Effective Date”), subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment. § 6 Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof. § 7 No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 8 Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein. § 9 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment. [Signature Page Follows]

[Signature Page of Fourteenth Amendment to Third Amended and Restated Reimbursement Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. HAMILTON RE, LTD., as Borrower By: Name: Title: Athena Tolosa Chief Financial Officer, Hamilton Re

[Signature Page of Fourteenth Amendment to Third Amended and Restated Reimbursement Agreement] UBS AG, STAMFORD BRANCH, as Issuing Lender By: Name: Title: By: Name: Title: Muhammad Afzal, Director

[Signature Page of Fourteenth Amendment to Third Amended and Restated Reimbursement Agreement] ANNEX A INVESTMENT GUIDELINES The value of Collateral Fund Interest shall be reduced by an amount determined by application of the haircuts set forth below. The resulting value, after application of the relevant haircut, will be the Adjusted Market Value of the Collateral Fund Interest. All determinations in respect of haircuts shall be made by the Calculation Agent. Subject to agreement by Issuing Lender, which is not to be unreasonably withheld, and subject to a limit of one (1) time per calendar quarter, no haircut shall apply in respect of a cured condition if Borrower can demonstrate to Issuing Lender that the condition on the reporting date leading to a haircut no longer exists at the time of delivery of the report. Volatility If the Collateral Fund has a Volatility Percentage greater than or equal to 17%, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) 17% divided by (ii) the Volatility Percentage, to give a new Adjusted Market Value. “Volatility Percentage” means the annualized standard deviation of the Collateral Fund calculated using the 12 most recent monthly returns. Liquidity Applying a Liquidation Period of one (1) day, if the Collateral Fund has Liquidity less than or equal to 50%, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) Liquidity divided by (ii) 50%, to give a new Adjusted Market Value. Subject to agreement by Issuing Lender, which is not to be unreasonably withheld, no haircut shall apply if Borrower can demonstrate to Issuing Lender that a market holiday causes the measurement of Liquidity to be in error and subsequent measurements of Liquidity unaffected by market holidays would not lead to such an error. Applying a Liquidation Period of three (3) days, if the Collateral Fund has Liquidity less than or equal to 80%, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) Liquidity divided by (ii) 80%, to give a new Adjusted Market Value. Subject to agreement by Issuing Lender, which is not to be unreasonably withheld, no haircut shall apply if Borrower can demonstrate to Issuing Lender that a market holiday causes the measurement of Liquidity to be in error and subsequent measurements of Liquidity unaffected by market holidays would not lead to such an error. “Liquidity” means the percentage of assets of the Collateral Fund (determined on a look-through basis to the Strategy Funds) that can be liquidated within a specified number of days (the “Liquidation Period”), which is calculated as the estimated reduction in the Collateral Fund’s gross market value (for this purpose, calculated as the sum of (x) the market value of all long positions and (y) the absolute value of the sum of the market value of all short positions, in each case, held directly or indirectly by the Collateral Fund (the “Liquidity GMV”)) over that number of days divided by the Liquidity GMV as of the reporting date. The Liquidity GMV takes into account all positions in the relevant portfolio with the exception of a small number of out of universe positions that may exist, which positions generally consist of equities or related derivatives that arise from corporate actions, manual FX or equity hedge positions, or miscellaneous positions such as bonds posted to counterparties as margin (the “Out of Universe Positions”). The estimated reduction in Liquidity GMV is calculated by assuming that, for each day in the Liquidation Period, up to 15% of the average daily volume over the past 20 days of a particular position can be traded. There is no observable market volume for FX, FX Options, and other OTC derivatives; therefore internally estimated daily volumes provided by the Borrower (acting in good faith) shall be used to compute the average daily volume over the prior 20 days. Cash equivalents held at Two Sigma Hamilton Fund, LLC shall be excluded from the liquidation calculation. Leverage

[Signature Page of Fourteenth Amendment to Third Amended and Restated Reimbursement Agreement] In the event the STV GMV-to-Capital Ratio is greater than 11, the Adjusted Market Value (before any such adjustment) of the STV Strategy Allocation shall be multiplied by a factor equal to (i) 11 divided by (ii) the STV GMV-to-Capital Ratio, in determining the Adjusted Market Value. “STV GMV-to-Capital Ratio” means the STV GMV divided by the STV Strategy Allocation. In the event the ESTV GMV-to-Capital Ratio is greater than 11, the Adjusted Market Value (before any such adjustment) of the ESTV Strategy Allocation shall be multiplied by a factor equal to (i) 11 divided by (ii) the ESTV GMV-to-Capital Ratio, in determining the Adjusted Market Value. “ESTV GMV-to-Capital Ratio” means the ESTV GMV divided by the ESTV Strategy Allocation. In the event the ATV GMV-to-Capital Ratio is greater than 7 and less than or equal to 8, the Adjusted Market Value (before any such adjustment) of the ATV Strategy Allocation shall be multiplied by a factor equal to (i) 7, divided by (ii) the ATV GMV-to-Capital Ratio, in determining the Adjusted Market Value. “ATV GMV-to-Capital Ratio” means the ATV GMV divided by the ATV Strategy Allocation. In the event the STV Strategy Allocation has a NMV-to-Capital Ratio of more than 75%, the Adjusted Market Value (before such adjustment) of the STV Strategy Allocation shall be multiplied by a factor equal to (i) 75% divided by (ii) the NMV-to-Capital Ratio, to give a new Adjusted Market Value. In the event the ESTV Strategy Allocation has a NMV-to-Capital Ratio of more than 75%, the Adjusted Market Value (before such adjustment) of the ESTV Strategy Allocation shall be multiplied by a factor equal to (i) 75% divided by (ii) the NMV-to-Capital Ratio, to give a new Adjusted Market Value. “FTV Margin-to-Equity Ratio” means (i) that portion of margin required to be posted by FTV allocated to the FTV Strategy Allocation divided by (ii) the FTV Strategy Allocation. “NMV-to-Capital Ratio” means the NMV of the Collateral Fund’s allocation to STV or ESTV, as applicable, divided by the capital allocated to the STV Strategy Allocation or the ESTV Strategy Allocation, as applicable. “Net Market Value” or “NMV” means the dollar delta of the long positions minus the absolute dollar delta of the short positions. Unencumbered Cash In the event the Collateral Fund has Unencumbered Cash of less than 15% of the Collateral Fund’s net asset value, the Adjusted Market Value (before any such adjustment) shall be multiplied by a factor equal to (i) the percentage of Unencumbered Cash held by the Collateral Fund divided by (ii) 15%, to give a new Adjusted Market Value. “Unencumbered Cash” means cash held by the Collateral Fund that is free and clear of any encumbrances such as creditor claims or Liens, other than Liens in favor of the custodian or bank that maintains the account in which such assets are held, such Liens to be only in respect of costs, fees, intraday advances to facilitate the settlement of cash equivalent securities and indemnities, in each case related to the maintenance of such account and the assets held therein. For the avoidance of doubt, Unencumbered Cash shall not include cash or Cash Equivalents that are subject to a Lien or creditor claim with respect to extensions of credit by such bank or custodian, its affiliate or other Person (other than intraday advances by the Custodian or any successor or additional cash management custodian to facilitate the settlement of cash equivalent securities) or with respect to costs, fees, indemnities or other liabilities related to any other account or asset of such Person. Allocation Limits If the Collateral Fund's HTV Strategy Allocation is greater than 15%, the Adjusted Market Value (before any such adjustment) of the HTV Strategy Allocation shall be multiplied by a factor equal to (i) 15% divided by (ii) the HTV Strategy Allocation, to give a new Adjusted Market Value.

[Signature Page of Fourteenth Amendment to Third Amended and Restated Reimbursement Agreement] If the Collateral Fund's KTV Strategy Allocation is greater than 5%, the Adjusted Market Value (before any such adjustment) of the KTV Strategy Allocation shall be multiplied by a factor equal to (i) 5% divided by (ii) the KTV Strategy Allocation, to give a new Adjusted Market Value. If the Collateral Fund's NTV Strategy Allocation is greater than 10%, the Adjusted Market Value (before any such adjustment) of the NTV Strategy Allocation shall be multiplied by a factor equal to (i) 10% divided by (ii) the NTV Strategy Allocation, to give a new Adjusted Market Value.